                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 12, 1999

                      INTELLIQUEST INFORMATION GROUP, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                    000-27680                     74-2775377
   --------------          -----------------------          ------------------
      (State of            (Commission File Number)           (IRS Employer
   Incorporation)                                           Identification No.)

 1250 Capital of Texas Highway S., Building One, Suite 600, Austin, Texas 78746
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               (Address of principal executive offices) (Zip Code)

                                 (512) 329-0808
                        -------------------------------
              (Registrant's telephone number, including area code)


                        -------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.           OTHER EVENTS.

         On August 12, 1999, IntelliQuest Information Group, Inc., a Delaware corporation (the "Company"), Kantar Media Research, Inc., a Delaware corporation ("Kantar"), and WPP Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Kantar ("WPP Acquisition"), entered into an Agreement and Plan of Merger (the "Agreement"). Pursuant to the Agreement WPP Acquisition will be merged with and into the Company, and the Company will become a wholly-owned subsidiary of Kantar.

         A copy of the Agreement is attached hereto as Exhibit 1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS:  The following exhibit is filed as part of this report:

         1. Agreement and Plan of Merger, dated as of August 12, 1999, among Kantar, WPP Acquisition, and the Company.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 3, 1999

                                       INTELLIQUEST INFORMATION GROUP, INC.

                                       By:  /s/ Brian Sharples
                                          -------------------------------------
                                          Name:  Brian Sharples
                                          Title: Chief Executive Officer

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                                  EXHIBIT INDEX

         Exhibit
         -------
         1.       Agreement and Plan of Merger, dated as of August 12, 1999, among Kantar, WPP Acquisition., and the Company.